EXHIBIT 99.1

REGULATION S STOCK PURCHASE AGREEMENT

Dated March    , 2010

For

Xodtec LED, Inc

COMMON STOCK

REGULATION S STOCK PURCHASE AGREEMENT

Regulation S Stock Purchase Agreement, dated as of March    , 2010 between XODTEC LED, INC., a Nevada corporation having offices at 2F, No. 139, Jian 1st Rd. Jhonghe City. Taipei County 235 Taiwan, Republic of China (the “Company”),

And (Name)  ___________________  Passport No. ___________________ , a Taiwan citizen, the registered address of

_________________________________________ (the “Purchaser”)

ARTICLE   I.

PURCHASE, SALE AND TERMS OF SHARES

1.1.           The Investment

The Company agrees to issue and sell to the Purchaser in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in reliance upon the representations, warranties, covenants and conditions of this Agreement, the Purchaser agrees to purchase from the Company a the number of shares of the Company’s common stock, par value $0.001 per share as are set forth on the signature page of this Agreement at a per share purchase price of $0.71.  The purchase price (the “Purchase Price”) for all of the Shares is set forth on the signature page of this Agreement.

1.2.           Payment of Purchase Price; Closing

The closing of the purchase of the Shares will take place at the office of the Company in Taiwan (or such other place in Taiwan as shall be agreed upon by the parties), and the Purchaser will pay the Purchase Price by certified bank check or wire transfer of immediately available funds to the Company.  The closing shall take place not later than April 30, 2010, and the Purchaser agrees to pay the Purchase Price in full not later than April 30, 2010.  The date on which the Company receives payment of the Purchase Price is referred to as the “Closing Date.” The Company shall deliver to Purchaser the share certificate(s) representing the Shares within 20 calendar days after the Closing Date.

1.3            Representations by the Purchaser

The Purchaser makes the following representations and warranties to the Company:

(a)            Access to Information.  The Purchaser, in making the decision to purchase the Shares, has relied solely upon independent investigations made by it and/or its representatives, if any.  The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and to receive any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.  In purchasing the Shares, the Purchaser acknowledges that it is not relying on any projections or predictions as to future operations or financial condition of the Company.

(b)            Sophistication and Knowledge. The Purchaser and/or its representatives has such knowledge and experience in financial and business matters as to enable it to understand and evaluate the nature and extent of the risks involved in the purchase of the Shares.  The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with its own counsel, accountants and investment advisors to the extent that it deems it necessary.  The Purchaser has had access to all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares.

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(c)            Lack of Liquidity.  The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment.  The Purchaser has no present need for liquidity in connection with its purchase of the Shares.

(d)            No Public Solicitation.  The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally.  Neither the Company nor the Purchaser has engaged in any “Directed Selling Efforts in the U.S.” as defined in Regulation S promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

(e)            Authority.  The Purchaser has full right and power to enter into and perform pursuant to this Agreement and make an investment in the Company, and this Agreement constitutes the Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement

(f)             Regulation S Exemption.  The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the Purchaser’s representations and warranties contained in this Agreement in issuing the Shares to the Purchaser. In this regard, the Purchaser represents, warrants and agrees that:

(i)             The Purchaser is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company.  A U.S. Person means any one of the following:

(A)	Any U.S. Citizen

(B)	Any natural person resident in the United States of America;

(C)	any partnership or corporation organized or incorporated under the laws of the United States of America;

(D)	any estate of which any executor or administrator is a U.S. person;

(E)	any trust of which any trustee is a U.S. person;

(F)	any agency or branch of a foreign entity located in the United States of America;

(G)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(H)
any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(I)
any partnership or corporation that is organized or incorporated under the laws of any foreign jurisdiction; and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors  (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii)	No person has made to the Purchaser any written or oral representations:

(A)	that any person will resell or repurchase any of the Shares;

(B)	that any person will refund the Purchase Price of any of the Shares;

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(C)	as to the future price or value of any of the Shares; or

(D)
that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the securities of the Company on any stock exchange or automated dealer quotation system.

(iii)           At the time of the initial contact concerning the purchase of Shares and at the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

(iv)           The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the date as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(v)            The Purchaser will, after expiration of the Restricted Period, not offer, sell, pledge or otherwise transfer the Shares except pursuant to an effective registration statement under the Securities Act or an available exemption therefrom and in accordance with all applicable state and foreign securities laws.

(vi)           The Purchaser has not in any jurisdiction, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vii)          Neither the Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(viii)         The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(ix)           Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(x)             The Purchaser acknowledges that it has no registration rights with respect to the Shares.

(xi)           No broker or finder was involved directly or indirectly in connection with the Purchaser’s acquisition of the Shares pursuant to this Agreement. The Purchaser shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the warranty contained in this Section 1.3(x).

(xii)          Each certificate representing the Shares shall be endorsed with the following legends in addition to any other legends required by applicable law:

 “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) WITHOUT REGISTRATION THE SECURITIES ACT IN RELIANCE UPON AN EXEMPTION PROVIDED BY REGULATION S UNDER THE SECURITIES ACT.” TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(xiii)          The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 1.3.

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ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants as follows:

2.1.           Organization and Qualification of the Company

The Company and each of its subsidiaries (each a “Subsidiary” and collectively, the “Subsidiaries”) is an entity incorporated or otherwise organized and existing under the laws of its jurisdiction of incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business.

2.2.           Authorization; Enforcement

The Company has the requisite corporate power and authority to execute and deliver this Agreement, to issue the Shares and to execute and deliver any other instrument or document delivered or to be delivered pursuant to this Agreement (collectively, the “Transaction Documents” and each, a “Transaction Document”) and to enter into and to consummate the transactions contemplated by each of the Transaction Documents (including the issuance and sale of the Shares) and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its stockholders in connection therewith. Each Transaction Document, including this Agreement, has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except where enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

2.3.           Due Authorization

The Shares, when issued upon payment of the Purchase Price, will be duly and validly authorized and issued, fully paid and non-assessable.

2.4            No Conflicts

The execution, delivery and performance of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s articles of incorporation or bylaws; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument to which the Company is a party; or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

2.5            Exemption from Registration

Assuming the accuracy of the representations of the Purchaser set forth in Section 1.3 of this Agreement, no registration of the Shares is required under the Securities

2.6            SEC Reports; Financial Statements

Since May 1, 2009, the Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act. The financial statements of the Company included in the Company’s Form 10-Q for the quarter ended November 30, 2009, comply in all material respects with applicable accounting requirements and the rules and regulations of the Securities and Exchange Commission (the “Commission”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements and except that unaudited financial statements may not contain all statements and footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject to normal, year-end audit adjustments.

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2.7            No Brokers’ Fees

No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement.

2.8            Disclosure

All disclosure provided to the Purchasers in writing and filed with the Commission regarding the Company, its business and the transactions contemplated hereby, taken together, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, that the Company’s only representation concerning its financial statements is set forth in Section 2(f) of this Agreement.

ARTICLE III.

MISCELLANEOUS

3.1.           Entire Agreement

This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by both parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.  No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

3.2.           Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed.  Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier, upon the date of receipt provided that receipt is acknowledge by the recipient.  Notices shall be sent to the parties at their respective addresses set forth on the first page of this Agreement, with respect to the Company, to the attention of the person who executed this Agreement on behalf of such party. Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

3.3.           Costs and Expenses

Each party shall pay its own expenses in connection with the sale and purchase of the Shares as contemplated by this Agreement, including the preparation and review of this Agreement.

3.4.           Binding Effect

This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and their respective successors and assigns.

3.5.           Survival of Representations and Warranties

All representations and warranties made in the Transaction Documents, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof and the delivery of the Shares.

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3.6.           Governing Law; Venue

This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.  Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of New York in the State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process  may be made (x) in the manner set forth in Section 4(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

3.7.           Headings

Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

3.8.           Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

3.9.           Further Assurances

From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first above written.

XODTEC LED, INC

By:
Name: Yao-Ting Su
Title: Chairman

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SUBSCRIBER SIGNATURE PAGE

ENTITY SUBSCRIBERS SIGN HERE:	INDIVIDUAL SUBSCRIBERS SIGN HERE:

Print Name of Subscriber	Print Name of Subscriber

By:
Signature	Signature

Print Name and Title of Person Signing	Signature of Joint Subscriber ,if any

Taxpayer Identification Number	Taiwan Passport No.

Mailing Address:
Residence Address (No P.O. Box Numbers):

*   *   *   *   *

Number of shares of Common Stock Subscribed For:

Total Purchase Price: (Number of Shares X $0.71) = $

Payment Tendered Herewith:

(Check One)
  X                Individual
________  Tenants-in-Common
________  Joint tenants with right of survivorship (each must sign)
________  Community Property
________  In Partnership
________  As custodian, trustee or agent for _____________________
________  Corporation

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